UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[x]	Definitive Information Statement

PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRINCIPAL FUNDS, INC. – GLOBAL MULTI-STRATEGY FUND
711 High Street
Des Moines, Iowa 50392
IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF INFORMATION STATEMENT
August 28, 2019
As a shareholder of the Global Multi-Strategy Fund (the "Fund"), a series of Principal Funds, Inc. ("PFI"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of a sub-advisor to manage a portion of the equity long/short investment sleeve of the Fund. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.
The Information Statement details the execution of a new sub-advisory agreement. At a meeting of the PFI Board of Directors (the "Board") held on June 11, 2019, the Board approved a new sub-advisory agreement with Gotham Asset Management, LLC ("Gotham") with respect to the Fund. On June 25, 2019, Gotham signed the new sub-advisory agreement to manage, along with current sub-advisors Finisterre Capital LLP, Graham Capital Management, L.P., KLS Diversified Asset Management LP, Loomis, Sayles & Company, L.P., Los Angeles Capital Management and Equity Research, Inc., Sound Point Capital Management, LP, Wellington Management Company LLP, and York Registered Holdings, L.P., a portion of the Fund's assets.
The Fund has received an exemptive order (the "Manager of Managers Order") from the United States Securities and Exchange Commission that permits PFI and PFI's investment advisor, subject to certain conditions such as approval by the Board, to enter into and materially amend agreements with certain sub-advisors. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that an Information Statement be made available to the Fund's shareholders.
By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at https://www.principalglobal.com/documentdownload/110813.
The Information Statement will be available on the website until at least February 28, 2020. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971, by calling 1 (800) 222-5852, or by visiting www.principalfunds.com.
Only one copy of this notice may be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or call 1 (800) 222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.
If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – GLOBAL MULTI-STRATEGY FUND
711 High Street, Des Moines, Iowa 50392
INFORMATION STATEMENT
August 28, 2019
This Information Statement is provided in connection with the addition of a new sub-advisor to the Principal Funds, Inc. (“PFI”) Global Multi-Strategy Fund (the “Fund”). Gotham Asset Management, LLC ("Gotham" or the "Sub‑Advisor") entered into a sub-advisory agreement with Principal Global Investors, LLC (the “Advisor”), the investment advisor to PFI, on June 25, 2019.
Under an order from the United States Securities and Exchange Commission (the "SEC"), PFI and the Advisor may, subject to certain conditions, enter into and materially amend agreements with certain sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors, and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.
PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of PFI.
PFI's sponsor is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa ("Principal Life"), and the Advisor is the investment advisor to all series of PFI. Principal Funds Distributor, Inc. ("PFD") is the principal underwriter and distributor for all share classes of all series of PFI. Principal Shareholder Services, Inc. ("PSS") is the transfer agent for all series of PFI. Principal Life, the Advisor, PFD, and PSS are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. The address of Principal Life and the Advisor is in care of the Principal Financial Group, 711 High Street, Des Moines, IA 50392. The address of PFD and PSS is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
PFI will furnish, without charge, copies of its most recent annual shareholder report and most recent semi-annual shareholder report succeeding the annual report, if any, to any shareholder upon request. To request a report, call 1 (800) 222-5852 or write Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971. Copies of the most recent annual and semi-annual shareholder reports can also be obtained at www.principalfunds.com/prospectuses.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
BACKGROUND
On June 11, 2019, the PFI Board of Directors (the "Board"), including all the directors who are not "interested persons" (as defined in the 1940 Act) of PFI (the "Independent Directors"), approved the addition of Gotham as a sub-advisor to the Fund along with the current sub-advisors, Finisterre Capital LLP ("Finisterre"), Graham Capital Management, L.P. ("Graham"), KLS Diversified Asset Management LP ("KLS"), Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), Sound Point Capital Management, LP ("Sound Point"), Wellington Management Company LLP ("Wellington"), and York Registered Holdings, L.P. ("York"). On June 25, 2019, Gotham signed an agreement to manage a portion of the equity long/short investment sleeve of the Fund.
The sub-advisory agreements with Finisterre (dated May 3, 2019), Graham (dated October 1, 2017), KLS (dated October 1, 2017), Loomis Sayles (dated October 24, 2011, as amended July 1, 2015, and as assumed by the Advisor pursuant to that certain Assumption Agreement dated May 1, 2017 by and between Loomis Sayles and Principal Management Corporation ("PMC")), Los Angeles Capital (dated January 1, 2019), Sound Point (dated June 24, 2016, as assumed by the Advisor pursuant to that certain Assumption Agreement dated May 1, 2017 by and between Sound Point and PMC), Wellington (dated January 1, 2017, as assumed by the Advisor pursuant to that certain Assumption Agreement dated May 1, 2017 by and between Wellington and PMC), and York (dated July 1, 2016, as assumed by the Advisor pursuant to that certain Assumption Agreement dated May 1, 2017 by and between York and PMC) were most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 11, 2018, in connection with the Board's annual review and continuance of such agreements. The amended sub-advisory agreement with LA Capital was approved by the Board (including a majority of the Independent Directors) on December 11, 2018 to reduce the sub-advisor fee rate for the MidCap Value Fund I, a series of PFI, and the amended sub-advisory agreement with Finisterre was most recently approved by the Board (including a majority of the Independent Directors) on March 11, 2019 to reduce the sub-advisor fee rate for the Global Diversified Income Fund, a series of PFI. The sub-advisory agreement with Finisterre, which is an affiliate of the Advisor, was most recently approved by the Fund's shareholders on February 26, 2013.

NEW SUB-ADVISORY AGREEMENT
Except with respect to compensation, as described below, and its term, the provisions of the new sub-advisory agreement with Gotham are the same in all material respects as the other current sub-advisory agreements for the Fund. The following is a brief summary of the material terms of the sub-advisory agreements. This summary is qualified in its entirety by reference to the text of the sub-advisory agreement with Gotham attached to this Information Statement.
Under the sub-advisory agreement with Gotham, as with the other current sub-advisory agreements with the current sub-advisors, Gotham will, among other things:

(1)
provide investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies, and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)	advise and assist PFI's officers in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment service provided to the Fund.
Compensation. Sub-advisory fees are paid by the Advisor out of the management fee the Fund pays to the Advisor and are not an additional charge to the Fund. Under the sub-advisory agreement with Gotham and the other current sub-advisory agreements with the current sub-advisors, the Advisor pays each sub-advisor a fee.
NEW SUB-ADVISOR
Gotham Asset Management, LLC
Gotham Asset Management, LLC is a Delaware limited liability company and a registered investment advisor with its principal place of business at 535 Madison Avenue, New York, NY 10022.
Ownership of Gotham. Gotham Asset Management Holdings, LP ("GAMH") is the parent and sole member of the Gotham and is located at 535 Madison Avenue, New York, NY 10022. The general partner of GAMH is Gotham GP, LLC, which is controlled by Joel Greenblatt and Robert Goldstein.
Management of Gotham. Set forth below are the names, addresses, and principal occupations of the principal executive officers of Gotham.

Name	Address	Management Responsibility
Joel Greenblatt	535 Madison Avenue	Co-Chief Investment Officer
New York, NY 10022

Robert Goldstein	535 Madison Avenue	Co-Chief Investment Officer
New York, NY 10022
Similar Investment Companies Advised by Gotham. Gotham currently acts as investment advisor to the following registered investment companies having a similar investment objective as that of the Fund:

Fund	Size*	Fee**
Gotham Hedged Plus Fund	$3 million in assets	1% management fee, expense cap at 1.15%

*Approximate fund size as of July 29, 2019.
**Annual fee rate based on net assets of the fund.
Payments to Affiliates. For the fiscal year ended August 31, 2018, the Fund paid the Advisor management fees of approximately $42,942,000 and Distributor Rule 12b-1 distribution fees of approximately $636,000. For the fiscal year ended August 31, 2018, a total of $50,744 in brokerage commissions paid by the Fund (representing 2.82% of total Fund commissions) were paid to brokers affiliated with the Advisor or sub-advisors of PFI.

2

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT
At its June 11, 2019 meeting, the Board considered whether to approve the sub-advisory agreement between the Advisor and Gotham with respect to the equity long/short investment sleeve of the Fund.
The Board considered the nature, quality, and extent of the services expected to be provided under the sub-advisory agreement. The Board considered the reputation, qualifications, and background of the Sub-Advisor, the investment approach of the Sub-Advisor, the experience and skills of the Sub-Advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that, at the time of the Board meeting, the Sub-Advisor provided sub-advisory services to an investment sleeve of another PFI fund, and that the Board had reviewed and had approved for renewal that sub-advisory agreement at its September 2018 Board meeting. In addition, the Board considered the Advisor's program for recommending, monitoring, and replacing sub-advisors and that the Advisor recommended the Sub-Advisor based upon that program.
The Board reviewed the historical one‑year and since inception (July 11, 2016) performance returns, standard deviation, and Sharpe ratio, gross and net of proposed fees, as of March 31, 2019 of the investment sleeve that the Sub-Advisor then managed for another PFI fund in accordance with the proposed investment strategy for the equity long/short investment sleeve of the Fund that the Sub‑Advisor is proposed to manage, as compared to the historical performance returns, standard deviation, and Sharpe ratio of a relevant benchmark index and a relevant Morningstar category. The Board concluded, based upon the information provided, that the Sub‑Advisor is qualified.
The Board considered the proposed sub-advisory fee, noting that the Advisor compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the sub-advisory agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Sub-Advisor’s representation that it does not have any advisory clients that benefit from lower fees for the specific mandate that it will manage for the Fund and the Advisor's statement that it found the proposed sub-advisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.
The Board also considered the character and amount of other fall-out benefits to be received by the Sub-Advisor. The Board noted that the Sub-Advisor does not intend to engage in soft dollar trading. The Board further noted the Advisor's statement that there would be no known fall-out benefits.
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund.
FUND OWNERSHIP
As of the close of business August 6, 2019, the officers and directors of PFI together owned beneficially less than one percent of the outstanding shares of any class of shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of August 6, 2019 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares of any class of shares of the Fund.

Name and Address	Share Class	Number of Shares	Percentage of Ownership
NATIONAL FINANCIAL SERVICES LLC	A	964,289.26	24.95%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES LLC	A	660,746.74	17.09%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

3

Name and Address	Share Class	Number of Shares	Percentage of Ownership
MLPF&S FOR THE SOLE	A	416,923.18	10.78%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

TD AMERITRADE INC FOR THE	A	272,104.62	7.04%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

MORGAN STANLEY SMITH BARNEY LLC	A	207,447.01	5.36%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965

WELLS FARGO CLEARING SERVICES LLC	C	619,365.82	23.16%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY LLC	C	350,391.58	13.10%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965

MLPF&S FOR THE SOLE	C	335,090.59	12.53%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	C	317,756.23	11.88%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

UBS WM USA	C	197,899.41	7.40%
0O0 11011 6100 - OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

PERSHING LLC	C	133,881.36	5.00%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

WELLS FARGO CLEARING SERVICES LLC	Institutional	9,949,193.77	23.55%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

4

Name and Address	Share Class	Number of Shares	Percentage of Ownership
NATIONAL FINANCIAL SERVICES LLC	Institutional	9,590,094.10	22.70%
FOR EXCLUSIVE BENEFIT OF OUR CUST
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

UBS WM USA	Institutional	5,376,459.64	12.72%
0O0 11011 6100 - OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

MLPF&S FOR THE SOLE	Institutional	3,717,976.13	8.80%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

MORGAN STANLEY SMITH BARNEY LLC	Institutional	2,323,421.51	5.50%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965

CHARLES SCHWAB & CO INC	Institutional	2,131,190.93	5.04%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

LIFETIME 2030 FUND	R6	15,648,930.75	17.93%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 FUND	R6	13,954,070.29	15.99%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

WELLS FARGO BANK NA	R6	11,852,581.09	13.58%
PO BOX 1533
MINNEAPOLIS MN 55480-1533

SAM BALANCED PORTFOLIO PIF	R6	9,566,431.27	10.96%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

MORI & CO	R6	6,637,655.74	7.60%
922 WALNUT ST
MAILSTOP TBTS 2
KANSAS CITY MO 64106-1802

5

Name and Address	Share Class	Number of Shares	Percentage of Ownership
DCGT AS TTEE AND/OR CUST	R6	5,532,518.26	6.34%
FBO CHS CUSTOM TARGET DATE FUND OF
ATTN NPIO TRADE DESK
FUNDS SEP ACCTS
711 HIGH STREET
DES MOINES IA 50392-0001

LIFETIME 2025 FUND	R6	4,362,012.86	5.00%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

OTHER MATTERS
PFI is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PFI or any PFI fund must be received by PFI a reasonable time before PFI commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

6

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB‑ADVISORY AGREEMENT
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the “Agreement”) executed as of June 25, 2019, by and between PRINCIPAL GLOBAL INVESTORS, LLC (hereinafter called the “Manager”), and GOTHAM ASSET MANAGEMENT, LLC (hereinafter called the “Sub‑Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc. (the “Fund”), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Manager desires to retain the Sub‑Advisor to furnish it with portfolio selection and related research in connection with the investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub‑Advisor desires to furnish such services; and
WHEREAS, the Manager and the Sub-Advisor agree to amend and restate the Sub-Advisory Agreement between the Manager (having assumed the rights and obligation of Principal Management Corporation) and the Sub-Advisor dated June 30, 2016 with this Agreement; and
WHEREAS, the Manager has furnished the Sub‑Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub‑Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the “Management Agreement”) with the Fund;

(b)	The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);

(c)	The Fund’s Articles of Incorporation and By‑laws; and

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund (the “Board of Directors”) relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub‑Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub‑Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.

(b)
Furnish to the Board of Directors for approval (or any appropriate committee of such Board), and revise from time to time as the Sub-Advisor believes appropriate, a recommended investment program for the Allocated Assets.

(c)
Implement the approved investment program for the Allocated Assets, which shall be agreed upon by the parties in writing, by placing orders for the purchase and sale of securities without prior consultation with the Manager, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Allocated Assets.

(e)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and other criteria applicable to the Allocated Assets and provided to the Sub-Advisor in writing.

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.

(g)
Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Allocated Assets.

(i)
Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers). To the extent consistent with applicable law, purchase or sell orders for the Allocated Assets may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients over time. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Allocated Assets at prices which are advantageous to the Allocated Assets and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Allocated Assets as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Allocated Assets except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)
Section 871(m) Transactions: Sub-Advisor shall not on behalf of the Fund enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i), Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii), The foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).

(k)
Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(l)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall also provide a certification that the Sub-Advisor has implemented the Sub-Advisor’s Code of Ethics.

(m)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Allocated Assets, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available certain officers and employees to meet with the Fund’s Board of Directors on due notice to review the investments of the Allocated Assets.

(n)
Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely, accurate and complete responses to all 15(c) questionnaites; timely, accurate and complete responses to all Quarterly Compliance Questionnaires, each to the best of the Sub-Advisor’s knowledge (including the identification of any material compliance matters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other reasonable requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review (at the Sub-Advisor’s place of business) a copy of any deficiency letters issued by the SEC and any related responses issued by Sub-Advisor. The Sub-Advisor will also advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.

(o)
Vote proxies received on behalf of the Allocated Assets (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(p)
Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor) in accordance with the Sub-Advisor’s procedures.

(q)
Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance with the time permitted under the Code.

3.	Prohibited Conduct
In providing the services described in this Agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation and Expenses
As full compensation for all services rendered and obligations assumed by the Sub‑Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement. The Sub-Advisor shall not be responsible for any expenses incurred by the Fund, the Series or Manager, including, without limitation, brokerage or similar trading costs or expenses, audit, transfer agent and administration costs.

5.	Liability of Sub‑Advisor
Neither the Sub‑Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment or other act or omission in rendering services hereunder, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub‑Advisor or any of its directors, officers, employees, agents, or affiliates.
In no event will the Sub-Advisor have any responsibility for any other Series of the Fund, for any portion of the Fund not managed by the Sub-Advisor or for the acts or omissions of any other Sub-Advisor to the Fund.

6.	Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. For purposes under this Section 6, “Trade Errors” are defined as errors due to: (i) erroneous orders by the Sub-Advisor for the Series that result in the purchase or sale of securities that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities for the Series in an unintended amount or price; or (iii) purchases or sales of financial instruments which violate the investment limitations or restrictions disclosed in the Fund’s registration statement and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing. With respect only to the such errors noted in (i) and (ii) above, Trade Errors are limited to mistakes in the trading process (i.e., errors in order execution that occur after the order is created and submitted by the investment management process) and do not include errors in the investment research process, operations or accounting such as errors caused by human or technological errors in the ranking or analysis of securities, cybersecurity breaches, or human error in entering data into a research database.

7.	Supplemental Arrangements
The Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub‑Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.

8.	Regulation
The Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.	Other Accounts Managed by Sub-Advisor.
The Fund and the Manager acknowledge that the Sub-Advisor manages other client accounts and portfolios and may manage other accounts in the future (“Other Accounts”). The Fund and Manager understand that the Sub-Advisor will manage the Allocated Assets only in accordance with the investment guidelines provided to the Sub-Advisor, the Fund’s registration statement and applicable law or regulation. Some of these Other Accounts may have investment strategies that are different than the Allocated Assets and others that may be similar to the Allocated Assets. The Allocated Assets is expected to have different performance and characteristics than the Other Accounts for several reasons, including different investment strategies and fees. The portfolio strategies employed by the Sub-Advisor for such Other Accounts could conflict with the transactions and strategies employed by the Sub-Advisor in managing the Allocated Assets. Conversely, participation in specific investment opportunities may be appropriate, at times, for the Allocated Assets and the Other Accounts.

10.	Duration and Termination of This Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.
If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub‑Advisor will continue to act as Sub‑Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub‑Advisor or a different manager or sub‑advisor or other definitive action; provided, that the compensation received by the Sub‑Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a‑4 under the 1940 Act.
This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub‑Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.

11.	Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub‑Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisor must also agree to any amendment to this Agreement in writing.

12.	Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.

13.	General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200. The address of the Sub-Advisor for this purpose shall be 535 Madison Avenue, New York, NY 11030.

(c)	The Sub‑Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

1.
the Sub‑Advisor fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

2.
the Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Series.

3.
the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

4.
the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.

(d)	The Manager will promptly notify the Sub-Advisor in writing of the occurrence of any of the following events:

1.
the Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Manager is required to be registered as an investment advisor in order to perform its obligations to the Fund.

2.	the Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the Fund.

3.
the Manager becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Manager becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

(e)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(f)
The Sub-Advisor acknowledges Manager's representation that the Global Multi-Strategy Fund series does not rely on the exclusion from the definition of "commodity pool operator" under Section 4.5 of the General Regulations under the Commodity Exchange Act (the CEA).

The Sub-Advisor represents that it is a commodity trading advisor duly registered with the Commodity Futures Trading Commission and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity trading advisor. As applicable, the Sub-Advisor shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity trading advisor during the term of this Agreement. Further, the Sub-Advisor agrees to notify the Manager within a commercially reasonable time upon (i) a statutory disqualification of the SubAdvisor under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Sub-Advisor's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that would reasonably be expected to lead to a statutory disqualification under the CEA or an investigation by any governmental agency or selfregulatory organization relating to Sub-Advisor's registration as a commodity trading advisor, in each case, subject to applicable law, attorney-client privilege and confidentiality restrictions.

(g)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company.

(h)
The Sub-Advisor acknowledges that the Multi-Manager Equities Long/Short Fund series is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2) unless otherwise agreed to in writing.

(i)
The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.

This Agreement may be executed two or more in counterparts, each of which shall be deemed an original, but when taken together, shall constitute one and the same instrument. Signatures hereto may be evidenced by facsimile or electronic transmission, the same of which shall be treated as originals.
IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By	/s/ Michael J. Beer
	Name:	Michael J. Beer
	Title:	Executive Director - Funds

By	/s/ Adam U. Shaikh
	Name:	Adam U. Shaikh
	Title:	Assistant General Counsel

GOTHAM ASSET MANAGEMENT, LLC

By	/s/ Louis LaRocca
	Name:	Louis LaRocca
	Title:	General Counsel & CCO

APPENDIX A

INTENTIONALLY OMITTED

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Multi-Manager Equity Long Short Fund	06/30/2016	2 Years
Global Multi-Strategy Fund	06/25/2019	2 Years